Performance Commentary | 4th Quarter 2024

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

January 22, 2025

Highlights

●	In 2024 the AFL-CIO Housing Investment Trust (HIT) returned 2.69% gross of fees and 2.36% net of fees, 144 and 111 basis points (bps) higher than the Bloomberg US Aggregate Bond Index’s (Bloomberg Aggregate or Benchmark) 1.25% return, respectively. The HIT’s 144 bps relative outperformance is its largest for a calendar year since 2002.[1]

●	The HIT returned -2.62% gross of fees and -2.70% net of fees in the fourth quarter, compared to -3.06% for the Bloomberg Aggregate. Higher interest rates in the fourth quarter drove negative total returns for investment grade fixed income strategies.

●	The HIT’s relative outperformance in the fourth quarter was driven by its overweight to the multifamily sector and its underweight to single-family residential mortgage-backed securities (MBS). Most agency-guaranteed multifamily assets tightened in spread relative to Treasuries, while agency-guaranteed single-family residential MBS widened in spread relative to Treasuries.

●	As of December 31, 2024, the HIT had a yield to worst of 5.32%, a 40-bps yield advantage over the Bloomberg Aggregate, while also offering superior credit quality; 89% of the HIT’s portfolio was government/agency credit compared to only 72% for the Bloomberg Aggregate at year end.

●	The HIT’s duration position was neutral relative the Benchmark to end the year. Entering 2025, the HIT interest rate risk strategy is to remain close to duration neutral relative to the Bloomberg Aggregate with the potential to move to a slightly short relative duration position.

●	The Federal Reserve cut interest rates by 50 bps during the fourth quarter as inflation continued to exhibit signs of cooling. The market anticipates less than 50 bps more in cuts in 2025 given the recent strong economic data.

●	In 2024, the HIT committed $335.5 million across 15 impact investment projects with a total development cost of $940.6 million[2]. During the fourth quarter alone, the HIT committed $36.6 million to three projects. As of December 31, 2024, 39 projects receiving HIT financing were under construction. The HIT’s investments will enhance its portfolio yield while generating community impacts.

●	Investments in high credit quality funds should remain attractive given elevated risk for asset valuations in the current high-interest rate environment, particularly given the fiscal policy uncertainty as a new political administration takes over to start 2025.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2 Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc.

2024 Q4 Portfolio Commentary

4th Quarter Performance

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investment grade fixed income strategies produced negative total returns for the fourth quarter, driven by higher interest rates. Despite 50 bps of interest rate cuts throughout the quarter by the Federal Reserve, long-term interest rates increased significantly due to strong econmic data and the November election results. Most investment grade fixed income spreads tightened versus Treasuries as a result of low supply in the elevated interest rate environment. Ultimately, the HIT outperformed its Benchmark in the fourth quarter, returning -2.62% gross of fees, and -2.70% net of fees, compared to -3.06% for the Benchmark.

The HIT’s relative performance for the quarter benefitted from its overweight to agency-insured multifamily MBS, as the multifamily sector experienced tightening in spreads relative to Treasuries. The HIT’s relative performance was also bolstered by its underweight to agency-insured, single family MBS, which was the worst performing sector in investment grade fixed income for the quarter. However, relative performance was hindered by the HIT’s underweight to corporate bonds, which was the best performing asset class in the index.

Positive contributions to HIT’s 4th Quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. During the fourth quarter, the HIT generated 1.01% in income compared to the Benchmark’s 0.91%.

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the worst performing asset class in the Benchmark on an excess return basis with an excess return of -13 bps. The HIT had a 13.6% allocation compared to 25.1% in the Bloomberg Aggregate on average for the quarter.

2024 Q4 Portfolio Commentary

●	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s), FHA/Ginnie Mae permanent loan certificates (PLCs), and FHA/Ginnie Mae construction loan certificates (CLCs) tightened by approximately 10, 13, and 16 bps, respectively. The HIT portfolio had an average allocation of 25.3% to fixed-rate single-asset Fannie Mae DUS securities, 13.1% to PLCs, and 5.2% to CLCs during the quarter while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to corporate bonds, the best performing sector for the quarter on an excess return basis with an excess return of 82 bps. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.4% during the quarter.

●	The portfolio’s overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns of -3 bps was the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. During the quarter, approximately 93.1% of the HIT portfolio carried a government or GSE guarantee or was rated AA, compared to 72.9% for the Bloomberg Aggregate.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by approximately 16 bps during the quarter. During the quarter, the portfolio had a 10.7% average allocation to REMICS while the Benchmark had none.

Fundamentals December 31, 2024	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
US Government/Agency/AAA/AA/Cash	95.6%	76.7%	Current Yield	4.13%	3.80%
			Yield to Worst	5.32%	4.92%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.93	5.93	Call Protected	76%	75%

Market Overview

The US economy continued to grow at a solid pace as third quarter real GDP increased at an annualized rate of 3.1%. Although the labor market cooled during the year, employment growth remained constant in the fourth quarter as the US economy added over 500,000 jobs. Unemployment ended the fourth quarter at 4.1%, flat compared to the last two quarter-end figures. Core inflation was reported at 3.2% annualized to end the fourth quarter; this marks a decline from the previous quarter as inflation slowly makes progress toward the Fed’s long-run 2.0% objective.

The Federal Reserve decreased rates by 25 bps in both November and December, bringing the total for rate cuts in 2024 to 100 bps and lowering the Fed Funds target rate range to 4.25% - 4.50%. At their December meeting, the Federal Reserve signaled a shift toward more gradual rate cuts by scaling back the total amount of interest rate cuts in 2025 to 50 bps versus a prior projection of 100 bps.

The US housing crisis continues. Home purchase affordability remains near multi-decade lows as single family home prices remain historically high and the fourth quarter selloff in interest rates pushed single-family mortgage rates back above 7%. The rise in rates also will have a negative effect on new multifamily production as the cost to finance deals increases.

2024 Q4 Portfolio Commentary

The Yield Curve – Treasuries

Interest rates increased across the curve during the fourth quarter except for short maturities, as the 10-year US Treasury yield ended the year at its highest level since early May 2024. This was a reversal from the third quarter where rates fell.

●	10- and 30-year US Treasury bonds closed the fourth quarter at 4.57% and 4.78%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates sold off by 60, 82, 79, and 66 bps, respectively.

●	Equity markets continued this year’s rally with the S&P 500 reaching an all-time high during the fourth quarter.

Source: Bloomberg*	Source: Bloomberg*

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced positive relative performance in the fourth quarter. Issuance for the quarter was up 57% compared to the fourth quarter of 2023, and increased 60% quarter-over-quarter. An influx of rate-lock activity occured as GSEs pulled volume forward to 2024 to manage volume caps. Ultimately, demand for the sector exceeded the uptick in supply and led to sector outperformance for the quarter.

●	Spreads on conventional GSE multifamily securities tightened relative to Treasuries throughout the quarter as higher rates attracted yield buyers to the sector.

●	Ginnie Mae permanent and construction MBS experienced a tightening in nominal spreads during the quarter, driven by a pickup in bank portfolio activity following the Fed’s 100 bps of cuts in the second half of the year. The pickup was expected as banks receive higher liquidity credit for Ginnie Mae securities. These securities remain attractive and continue to offer the widest yield spread of any agency

Source: HIT, Securities Dealers and Bloomberg*

2024 Q4 Portfolio Commentary

MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	Total agency multifamily issuance for the fourth quarter was higher given a push from the GSEs to utilize 2024 volume cap. Fourth quarter issuance came in at $45 billion versus $28 billion a year prior. Total agency multifamily issuance for 2024 was $120 billion, a modest increase compared to $115 billion for all of 2023, but still a depressed level compared to 2022 issuance of $160 billion.

●	The 2024 multifamily loan purchase caps for Fannie Mae and Freddie Mac were $70 billion for each enterprise, which decreased from $75 billion in 2023 and reflected an anticipated contraction of the multifamily originations market in 2024. The GSE’s finished 2024 well under the $70 billion purchase cap with Fannie Mae and Freddie Mac purchasing $55 and $56 billion respectively. For 2025, FHFA has increased purchase caps to $73 billion for each enterprise. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will continue to require that at least 50% of their multifamily business be affordable housing.

Market Outlook

The FOMC continued its rate-cutting cycle with a 25 bps reduction at both the November and December FOMC meetings, after an initial cut of 50-bps in September. The Federal Reserve has stated that any future rate cuts are likely to be in increments of 25 bps, as they look to guide rates to a place where “employment and inflation goals are roughly in balance.” The market expects between one and two additional rate cuts in 2025, which would leave rates more restrictive than their median long-term neutral rate target of 3.00%.

Demand for rental housing in 2025—particularly affordable units—should continue as single-family home prices remain elevated despite coming off their record level set in the third quarter. The HIT’s mission of building affordable housing while generating competitive risk-adjusted returns for its investors remains as important as ever. The HIT has a proven track record of investing in both affordable and market rate housing, often using flexible financing tools that can create a competitive advantage. In addition, the HIT’s portfolio continues to offer an attractive yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers.

2024 Q4 Portfolio Commentary

Market Data

Fourth Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-3.14%	0	5.81
Agencies	-1.26%	8	3.42
Single family Agency MBS (RMBS)	-3.16%	-13	6.17
Corporates	-3.04%	82	6.81
Commercial MBS (CMBS)	-1.48%	66	4.14
Asset-backed securities (ABS)	-0.05%	61	2.69

Change in Treasury Yields*

Maturity	9/30/24	12/31/24	Change
3 Month	4.617%	4.314%	-0.303%
6 Month	4.404%	4.266%	-0.138%
1 Year	4.002%	4.143%	0.141%
2 Year	3.641%	4.242%	0.601%
3 Year	3.549%	4.273%	0.724%
5 Year	3.558%	4.382%	0.824%
7 Year	3.648%	4.479%	0.831%
10 Year	3.781%	4.569%	0.788%
20 Year	4.175%	4.858%	0.683%
30 Year	4.119%	4.781%	0.662%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2024 Q4 Portfolio Commentary

Portfolio Data as of December 31, 2024

Net Assets	$6,890.21 million
Portfolio Effective Duration	5.93 years	Convexity	0.25
Portfolio Average Coupon	3.78%	Maturity	11.18 years
Portfolio Yield to Worst[1]	5.32%	Portfolio Current Yield[3]	4.13%
Number of Holdings	912	Average Price[4]	91.22

Sector Allocations: 5

Multifamily MBS	73.37%	CMBS – Agency Multifamily^	67.20%
Agency Single-Family MBS	13.78%	Agency Single-Family MBS	13.78%
US Treasury	7.18%	US Treasury Notes/Bonds	7.18%
AAA Private-Label CMBS	0.00%	State Housing Permanent Bonds	2.99%
Multifamily Direct Const. Loans	4.38%	State Housing Construction Bonds	3.18%
Cash & Short-Term Securities	1.30%	Direct Construction Loans	4.38%
		Cash & Short-Term Securities	1.30%
		^ Includes multifamily MBS (60.96%) and MF Construction MBS (6.24%)

Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[6]
US Government or Agency	89.02%
AAA	0.87%	East	17.01%
AA	4.44%	Midwest	21.45%
A	0.00%	South	11.43%
Not Rated	4.38%	West	10.12%
Cash	1.30%	National Mortgage Pools	39.99%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	1.30%	5-5.99 years	12.47%	0 – 1 year	5.28%
0-0.99 years	13.81%	6-6.99 years	17.09%	1 – 2.99 years	8.54%
1-1.99 years	3.36%	7-7.99 years	7.46%	3 – 4.99 years	15.86%
2-2.99 years	9.44%	8-8.99 years	3.40%	5 – 6.99 years	20.78%
3-3.99 years	7.32%	9-9.99 years	0.83%	7 – 9.99 years	33.71%
4-4.99 years	10.94%	Over 10 years	12.59%	10 – 19.99 years	10.46%
				Greater than 20 years	5.36%

3 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

4 Portfolio market value weighted by current face.

5 Based on total investments and including unfunded commitments.

6 Excludes cash and short-term equivalents, US Treasury and Agency securities.